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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 14, 2006
                                -----------------
                Date of Report (Date of earliest event reported)

                        VASO ACTIVE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

               Delaware                              02-0670926
               --------                              ----------
     (State or other jurisdiction                  (IRS Employer
           of incorporation)                     Identification No.)

                                    001-31925
                                    ---------
                              (Commission File No.)

                 99 Rosewood Drive, Suite 260, Danvers, MA 01923
                 -----------------------------------------------
           (Address of principal executive offices including zip code)

                                 (978) 750-1991
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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This Current Report on Form 8-K is being filed by Vaso Active Pharmaceuticals,
Inc., a Delaware corporation (the "Company"), in connection with the events described below.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

LAWSUIT AGAINST ROBINSON & COLE LLP

     On February 14, 2006. the Company and BioChemics, Inc., the Company's largest stockholder, filed a lawsuit in the Connecticut Superior Court, Judicial District of Hartford, against the law firm of Robinson & Cole LLP. The Company and BioChemics are seeking damages as a result of harm and losses that they believe they suffered as a result of advice provided by Robinson & Cole LLP in connection with the Company's initial public offering in 2003.

     Additional information regarding this lawsuit appears in the press release issued by the Company and BioChemics on February 21, 2006, which is attached as
Exhibit 99.1 to this Report and is incorporated herein by reference.

COMPANY CLASS A COMMON STOCK QUOTATION ON OTC BULLETIN BOARD

     Effective as of February 17, 2006, shares of the Company's Class A Common Stock, par value $0.0001 per share, were approved for quotation on the OTC Bulletin Board under the symbol "VAPH.ob"

     The Company issued a press release announcing this development on February 24, 2006, which is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

               Exhibit 99.1 Press Release, dated February 21, 2006.

               Exhibit 99.2 Press Release, dated February 24, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VASO ACTIVE PHARMACEUTICALS, INC.


                                  By: /s/Joseph Frattaroli
                                      ----------------------------
                                      Joseph Frattaroli

                                  Title: Acting Chief Executive Officer,
                                          President and Chief Financial Officer


Dated: February 24, 2006


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